UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              --------------------

      Date of Report (Date of earliest event reported): September 11, 2003

                               NVIDIA CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-23985
                            (Commission File Number)

                                   94-3177549
                      (I.R.S. Employer Identification No.)

                            2701 San Tomas Expressway
                              Santa Clara, CA 95050
                              --------------------
              (Address of principal executive offices and zipcode)

      (Registrant's telephone number, including area code): (408) 486-2000

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Item 9. Regulation FD Disclosure.

On September 11, 2003, NVIDIA Corporation issued a press release announcing that the Securities and Exchange Commission ("SEC") has concluded its investigation of NVIDIA. The SEC and NVIDIA have reached a final agreement resolving an investigation undertaken by the SEC's staff. The press release is furnished and attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     NVIDIA CORPORATION

                                                     By: /s/ Marvin D. Burkett
                                                     ---------------------------
                                                     Marvin D. Burkett
                                                     Chief Financial Officer

Date: September 12, 2003

                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     ------------------------------------------------------------------
99.1        Press Release, dated September 11, 2003 entitled "NVIDIA Announces
            Conclusion of SEC Investigation."